Exhibit 24
                        GENERAL POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below, hereby authorizes, constitutes and appoints Dennis L. Yakobson and Ronald C. Butz and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement for the registration under the Securities Act of 1933, as amended, of securities of Rentech, Inc. and any and all pre-effective and post-effective amendments to this Registration Statement, together with any and all exhibits thereto and other documents required to be filed with respect hereto and thereto and to file the same with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intends and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof and incorporate such changes as any of the said attorneys-in-fact deems appropriate.

  Signature                Title                        Date

  (signature)
  ----------------------   President, Chief Executive   August 9, 2002
  Dennis L. Yakobson       Officer and Director

  (signature)
  ----------------------   Vice President, Chief        August 9, 2002
  Ronald C. Butz           Operating Officer,
                           Secretary and Director

  (signature)
  ----------------------   Director                     August 9, 2002
  John J. Ball

  (signature)
  ----------------------   Director                     August 9, 2002
  John P. Diesel

  (signature)
  ----------------------   Vice President - Finance,    August 9, 2002
  James P. Samuels         Chief Financial Officer

  (signature)
  ----------------------   Director                     August 9, 2002
  Douglas L. Sheeran

  (signature)
  ----------------------   Director                     August 9, 2002
  Erich W. Tiepel